UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2006

                             Miller Petroleum, Inc.
             (Exact name of registrant as specified in its charter)

          Tennessee                  033-02249-FW                62-1028629
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

3651 Baker Highway, Huntsville, Tennessee                           37756
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (423) 663-9457

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

On January 26, 2006, Miller Petroleum, Inc. (the "Company") announced that it has appointed Lyle H. Cooper, age 63, as its Chief Financial Officer, effective as of January 20, 2006.

Mr. Cooper owns a private CPA firm where since 1991 he has specialized in providing accounting, auditing, tax, and SEC related services. During 2002 and 2003, he served as the Secretary of Aurora Lighting, Inc., a leading manufacturer of electronic ballasts. In 2003 and 2004, Mr. Cooper participated as principal in an oil drilling venture in Clinton County, Kentucky.

A copy of the press release announcing the appointment of Mr. Cooper as the Company's Chief Financial Officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

          Exhibit 99.1 Press Release issued by Miller Petroleum, Inc. on January 26, 2006.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Miller Petroleum, Inc.
                                                (Registrant)


Date: January 26, 2006                          By: /s/ Lyle H. Cooper
                                                    ----------------------------
                                                    Lyle H. Cooper
                                                    Chief Financial Officer


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                                  Exhibit Index

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release issued by Miller Petroleum, Inc. on
                        January 26, 2006.


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